Exhibit 3.69

Delaware	PAGE 1
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “BEAR MERGER SUB, INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE TWENTY-SECOND DAY OF MAY, A.D. 2007, AT 2:18 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “BEAR MERGER SUB, INC.”.

Harriet Smith Windsor, Secretary of State
4356762 8100H	AUTHENTICATION: 6106904
071156948	DATE: 10-25-07

State of Delaware Secretary of State Division of Corporations Delivered 02:19 PM 05/22/2007 FILED 02:18 PM 05/22/2007 SRV 070600357 – 4356762 FILE

CERTIFICATE OF INCORPORATION

OF

BEAR MERGER SUB, INC.

ARTICLE I

The name of the corporation is Bear Merger Sub, Inc.

ARTICLE II

The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000), all of which shall be Common Stock, and the par value of each share shall be one cent ($.01).

ARTICLE V

The name and mailing address of the incorporator is:

Victoria C. Phelps

Latham & Watkins LLP

633 West Fifth Street

Suite 4000

Los Angeles, California 90071

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation.

ARTICLE VII

Election of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

ARTICLE VIII

No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 22nd day of May, 2007.

Victoria C. Phelps,
Incorporator

Delaware	PAGE 1
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

“ELK MERGER CORPORATION”, A DELAWARE CORPORATION,

WITH AND INTO “WASHINGTON GROUP INTERNATIONAL, INC.” UNDER THE NAME OF “WASHINGTON GROUP INTERNATIONAL, INC.” , A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIFTEENTH DAY OF NOVEMBER, A.D. 2007, AT 4:27 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FIFTEENTH DAY OF NOVEMBER, A.D. 2007, AT 5 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Harriet Smith Windsor, Secretary of State
2334300 8100M	AUTHENTICATION: 6164956
071229150	DATE: 11-15-07

State of Delaware Secretary of State Division of Corporations Delivered 04:46 PM 11/15/2007 FILED 04:27 PM 11/15/2007 SRV 071229150 – 2334300 FILE

CERTIFICATE OF MERGER

of

ELK MERGER CORPORATION, a Delaware corporation

with and into

WASHINGTON GROUP INTERNATIONAL, INC., a Delaware corporation

The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY THAT:

1. The names and states of incorporation of the constituent corporations participating in the merger are:

Name		State of Incorporation

(i)	Elk Merger Corporation, a wholly owned subsidiary of URS Corporation (“Merger Sub”)	Delaware

(ii)	Washington Group International, Inc. (the “Company”)	Delaware

2. An Agreement and Plan of Merger, dated as of May 27, 2007 and amended as of November 4, 2007 (the “Merger Agreement”), by and among URS Corporation (“Parent”), Merger Sub, Bear Merger Sub (“Second Merger Sub”), and the Company, whereby Merger Sub will merge with and into the Company (the “Merger”) pursuant to Section 251 of the DGCL, so that the separate corporate existence of Merger Sub will cease as soon as the Merger becomes effective, and the Company thereafter shall continue as the surviving corporation (the “Surviving Corporation”) and wholly owned subsidiary of Parent, governed by the laws of the State of Delaware, and existing under the corporate name that it possesses immediately prior to the Effective Time (as defined below), has been approved, adopted, executed and acknowledged by Parent, Merger Sub, Second Merger Sub and the Company, in accordance with Section 251 of the DGCL.

3. The name of the Surviving Corporation is Washington Group International, Inc.

4. The amended and restated certificate of incorporation of the Surviving Corporation shall be further amended and restated as of the Effective Time (as defined below) to read as set forth in the Restated Certificate of Incorporation attached hereto as Exhibit A.

5. The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

720 Park Boulevard, P.O. Box 73

Boise, Idaho 83729

6. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of Parent, Merger Sub, Second Merger Sub or the Company.

7. The Merger shall become effective at 5:00 p.m., eastern time, on November 15, 2007 (the “Effective Time”).

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Merger has been executed on November 15, 2007

WASHINGTON GROUP INTERNATIONAL, INC.

By:
	Name:	Stephen G. Hanks
	Its:	President & Chief Executive Officer

EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION

OF

WASHINGTON GROUP INTERNATIONAL, INC.

ARTICLE I

The name of the corporation is “Washington Group International, Inc.”

ARTICLE II

The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000), all of which shall be Common Stock, and the par value of each share shall be one cent ($.01).

ARTICLE V

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation.

ARTICLE VII

Election of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

ARTICLE VIII

No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

Delaware	PAGE 1
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

“WASHINGTON GROUP INTERNATIONAL, INC.”, A DELAWARE CORPORATION,

WITH AND INTO “BEAR MERGER SUB, INC.” UNDER THE NAME OF “BEAR MERGER SUB, INC.”, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIFTEENTH DAY OF NOVEMBER, A.D. 2007, AT 4:46 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FIFTEENTH DAY OF NOVEMBER, A.D. 2007, AT 5:01 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Harriet Smith Windsor, Secretary of State
4356762 8100M	AUTHENTICATION: 6165025
071229174	DATE: 11-15-07

State of Delaware Secretary of State Division of Corporations Delivered 04:46 PM 11/15/2007 FILED 04:46 PM 11/15/2007 SRV 071229174 – 4356762 FILE

CERTIFICATE OF MERGER

of

WASHINGTON GROUP INTERNATIONAL, INC., a Delaware corporation with and into

BEAR MERGER SUB, INC., a Delaware corporation

The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY THAT:

1. The names and states of incorporation of the constituent corporations participating in the merger are:

Name		State of Incorporation

(i)	Bear Merger Sub, Inc., a wholly owned subsidiary of URS Corporation (“Second Merger Sub”)	Delaware

(ii)	Washington Group International, Inc. (the “Company”)	Delaware

2. An Agreement and Plan of Merger, dated as of May 27, 2007 and amended as of November 4, 2007 (the “Merger Agreement”), by and among URS Corporation (“Parent”), Elk Merger Corporation (“Merger Sub”), Second Merger Sub, and the Company, whereby immediately following the merger of Merger Sub with and into the Company as contemplated in the Merger Agreement, Parent will cause the Company to merge with and into Second Merger Sub (the ‘‘Merger”) pursuant to Section 251 of the DGCL, so that the separate corporate existence of the Company will cease as soon as the Merger becomes effective, and Second Merger Sub thereafter shall continue as the surviving corporation (the “Surviving Corporation”), governed by the laws of the State of Delaware, and existing under the corporate name that it possesses immediately prior to the Effective Time (as defined below), has been approved, adopted, executed and acknowledged by Parent, Merger Sub, Second Merger Sub and the Company, in accordance with Section 251 of the DGCL.

3. The name of the Surviving Corporation is Bear Merger Sub, Inc.

4. The certificate of incorporation of Second Merger Sub in effect immediately prior to the Effective Time (as defined below) shall be the certificate of incorporation of the Surviving Corporation.

5. The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

600 Montgomery Street, 26th Floor

San Francisco, California 94111-2728

6. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of Parent, Merger Sub, Second Merger Sub or the Company.

7. The Merger shall become effective at 5:01 p.m., eastern time, on November 15, 2007 (the “Effective Time”).

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Merger has been executed on November 15, 2007.

BEAR MERGER SUB, INC.

By:
	Name:	H. Thomas Hicks
	Its:	President

Delaware	PAGE 1
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “BEAR MERGER SUB, INC.”, CHANGING ITS NAME FROM “BEAR MERGER SUB, INC.” TO “WASHINGTON HOLDINGS, INC.”, FILED IN THIS OFFICE ON THE TWENTIETH DAY OF NOVEMBER, A.D. 2007, AT 6:05 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Harriet Smith Windsor, Secretary of State AUTHENTICATION: 6178593
4356762 8100
071244979	DATE: 11-21-07
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

BEAR MERGER SUB, INC.

* * * * *

Bear Merger Sub, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Bear Merger Sub, Inc. be amended by changing Article I thereof so that, as amended, said Article shall be and read as follows:

“The name of the corporation is Washington Holdings, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Bear Merger Sub, Inc. has caused this certificate to be signed by Charles Szurgot, its Secretary, this 19th day of November, 2007.

By	/s/ Charles Szurgot
Charles Szurgot
Secretary

State of Delaware Secretary of State Division of Corporations Delivered 06:09 PM 11/20/2007 FILED 06:05 PM 11/20/2007 SRV 071244979 – 4356762 FILE

State of Delaware Secretary of State Division of Corporations Delivered 07:05 PM 03/18/2008 FILED 06:55 PM 03/18/2008 SRV 080331803 – 4356762 FILE

STATE OF DELAWARE

CERTIFICATE OF CHANGE

OF REGISTERED AGENT AND/OR

REGISTERED OFFICE

The Board of Directors of Washington Holdings, Inc., a Delaware Corporation, on this 14th day of March, A.D. 2008, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is Corporation Trust Center 1209 Orange Street, in the City of Wilmington, County of New Castle Zip Code 19801.

The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is THE CORPORATION TRUST COMPANY.

The Corporation does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 14th day of March, A.D., 2008.

By:
Authorized Officer

Name:	Kristin L. Jones
Print or Type

Title:	Secretary

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “WASHINGTON HOLDINGS, INC.”, CHANGING ITS NAME FROM “WASHINGTON HOLDINGS, INC.” TO “URS E&C HOLDINGS, INC.”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF FEBRUARY, A.D. 2010, AT 1:38 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State AUTHENTICATION: 7817494
4356762 8100
100155379	DATE: 02-17-10
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 01:43 PM 02/17/2010 FILED 01:38 PM 02/17/2010 SRV 100155379 – 4356762 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

WASHINGTON HOLDINGS, INC

* * * * *

Washington Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by unanimous written consent of its members, filed with the minutes of the Board a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Washington Holdings, Inc. be amended by changing Article I thereof so that, as amended, said Article shall read as follows:

“The name of the Corporation is URS E&C Holdings, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Washington Holdings, Inc. has caused this certificate to be signed by Randolph J. Hill, its Vice President, this 16th day of February, 2010.

By:
Randolph J. Hill
Vice President